Exhibit 99.2

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Unless otherwise indicated, General Motors Company's (GM) non-GAAP measures are related to our continuing operations and not our discontinued operations. GM's non-GAAP measures include earnings before interest and taxes (EBIT)-adjusted, presented net of noncontrolling interests, Core EBIT-adjusted, earnings per share (EPS)-diluted-adjusted, effective tax rate-adjusted (ETR-adjusted), return on invested capital-adjusted (ROIC-adjusted) and adjusted automotive free cash flow. GM's calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods and among geographic regions to understand operating performance without regard to items we do not consider a component of our core operating performance. Furthermore, these non-GAAP measures allow investors the opportunity to measure and monitor our performance against our externally communicated targets and evaluate the investment decisions being made by management to improve ROIC-adjusted. Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes. Further, our Board of Directors uses certain of these and other measures as key metrics to determine management performance under our performance-based compensation plans. For these reasons we believe these non-GAAP measures are useful for our investors.

EBIT-adjusted EBIT-adjusted is presented net of noncontrolling interests and is used by management and can be used by investors to review our consolidated operating results because it excludes automotive interest income, automotive interest expense and income taxes as well as certain additional adjustments that are not considered part of our core operations. Examples of adjustments to EBIT include but are not limited to impairment charges on long-lived assets and other exit costs resulting from strategic shifts in our operations or discrete market and business conditions and costs arising from the ignition switch recall and related legal matters. For EBIT-adjusted and our other non-GAAP measures, once we have made an adjustment in the current period for an item, we will also adjust the related non-GAAP measure in any future periods in which there is a significant impact from the item.

Core EBIT-adjusted Core EBIT-adjusted is used by management and can be used by investors to review our core consolidated operating results. Core EBIT-adjusted begins with EBIT-adjusted and excludes the EBIT-adjusted results of GM Cruise. Prior to the three months ended June 30, 2018, Core EBIT-adjusted excluded the EBIT-adjusted results of autonomous vehicle operations, including GM Cruise, Maven and our investment in Lyft. The measure was changed to align with segment reporting. All periods presented have been recast to reflect the changes.

EPS-diluted-adjusted EPS-diluted-adjusted is used by management and can be used by investors to review our consolidated diluted EPS results on a consistent basis. EPS-diluted-adjusted is calculated as net income attributable to common stockholders-diluted less income (loss) from discontinued operations on an after-tax basis, adjustments noted above for EBIT-adjusted and certain income tax adjustments divided by weighted-average common shares outstanding-diluted. Examples of income tax adjustments include the establishment or reversal of significant deferred tax asset valuation allowances.

ETR-adjusted ETR-adjusted is used by management and can be used by investors to review the consolidated effective tax rate for our core operations on a consistent basis. ETR-adjusted is calculated as Income tax expense less the income tax related to the adjustments noted above for EBIT-adjusted and the income tax adjustments noted above for EPS-diluted-adjusted divided by Income before income taxes less adjustments.

ROIC-adjusted ROIC-adjusted is used by management and can be used by investors to review our investment and capital allocation decisions. We define ROIC-adjusted as EBIT-adjusted for the trailing four quarters divided by ROIC-adjusted average net assets, which is considered to be the average equity balances adjusted for average automotive debt and interest liabilities, exclusive of capital leases; average net pension and OPEB liabilities; and average automotive and other net income tax assets during the same period. Adjustments to the average equity balances exclude assets and liabilities classified as either assets held for sale or liabilities held for sale.

Adjusted automotive free cash flow Adjusted automotive free cash flow is used by management and can be used by investors to review the liquidity of our automotive operations and to measure and monitor our performance against our capital allocation program and evaluate our automotive liquidity against the substantial cash requirements of our automotive operations. We measure adjusted automotive free cash flow as automotive operating cash flow from continuing operations less capital expenditures adjusted for management actions. Management actions can include voluntary events such as discretionary contributions to employee benefit plans or nonrecurring specific events such as a plant closure that are considered special for EBIT-adjusted purposes.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Operating segments
GM North America (GMNA)	$2,825	$2,068	$7,728	$9,014
GM International (GMI)	139	389	471	884
GM Cruise	(214)	(165)	(534)	(455)
General Motors Financial Company, Inc. (GM Financial)(a)	498	310	1,477	895
Total operating segments	3,248	2,602	9,142	10,338
Corporate and eliminations(b)	(95)	(79)	(187)	(579)
EBIT-adjusted	3,153	2,523	8,955	9,759
Adjustments
GMI restructuring(c)	—	—	(1,138)	(540)
Ignition switch recall and related legal matters(d)	(440)	—	(440)	(114)
Total adjustments	(440)	—	(1,578)	(654)
Automotive interest income	82	59	218	184
Automotive interest expense	(161)	(151)	(470)	(430)
Income tax expense(e)	(100)	(2,316)	(1,085)	(3,637)
Income from continuing operations(f)	2,534	115	6,040	5,222
Loss from discontinued operations, net of tax(g)	—	3,096	70	3,935
Net income (loss) attributable to stockholders	$2,534	$(2,981)	$5,970	$1,287
__________

(a)	GM Financial amounts represent earnings before income taxes-adjusted.

(b)
GM's automotive operations' interest income and interest expense, Maven, legacy costs from the Opel and Vauxhall businesses and certain other assets in Europe (the Opel/Vauxhall Business), which are primarily pension costs, corporate expenditures and certain nonsegment specific revenues and expenses are recorded centrally in Corporate.

(c)
These adjustments were excluded because of a strategic decision to rationalize our core operations by exiting or significantly reducing our presence in various international markets to focus resources on opportunities expected to deliver higher returns. The adjustments in the nine months ended September 30, 2018 primarily consist of non-cash asset impairments, employee separation and other charges related to restructuring in Korea. The adjustment in the nine months ended September 30, 2017 primarily consists of asset impairments and other restructuring actions in India, South Africa and Venezuela.

(d)	These adjustments were excluded because of the unique events associated with the ignition switch recall. These events included various investigations, inquiries, and complaints from constituents.

(e)
Income tax expense includes an adjustment of $157 million in tax benefit in the three and nine months ended September 30, 2018 related to U.S. tax reform and $1.8 billion in the three and nine months ended September 30, 2017 related to the establishment of a valuation allowance on deferred tax assets that will no longer be realizable as a result of the sale of the Opel/Vauxhall Business, partially offset by tax benefits related to tax settlements.

(f)	Net of Net (income) loss attributable to noncontrolling interests.

(g)	Represents the results of the Opel/Vauxhall Business and our European financing subsidiaries and branches (the Fincos, and together with the Opel/Vauxhall Business, the European Business).

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted (dollars in millions):

	Three Months Ended
	September 30,		June 30,		March 31,		December 31,
	2018	2017	2018	2017	2018	2017	2017	2016
Net income (loss) attributable to stockholders	$2,534	$(2,981)	$2,390	$1,660	$1,046	$2,608	$(5,151)	$1,835
Loss from discontinued operations, net of tax	—	3,096	—	770	70	69	277	120
Income tax expense	100	2,316	519	534	466	787	7,896	303
Automotive interest expense	161	151	159	132	150	147	145	150
Automotive interest income	(82)	(59)	(72)	(68)	(64)	(57)	(82)	(45)
Adjustments
GMI restructuring(a)	—	—	196	540	942	—	—	—
Ignition switch recall and related legal matters(a)	440	—	—	114	—	—	—	235
Total adjustments	440	—	196	654	942	—	—	235
EBIT-adjusted	$3,153	$2,523	$3,192	$3,682	$2,610	$3,554	$3,085	$2,598
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP within the previous section for the details of the adjustments.

The following table reconciles EBIT-adjusted to Core EBIT-adjusted:

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
EBIT-adjusted(a)	$3,153	$2,523	$8,955	$9,759
EBIT loss-adjusted – GM Cruise	214	165	534	455
Core EBIT-adjusted	$3,367	$2,688	$9,489	$10,214
________

(a)	Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted (dollars in millions):

	Three Months Ended				Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Diluted earnings (loss) per common share	$2,503	$1.75	$(2,983)	$(2.03)	$5,910	$4.13	$1,285	$0.85
Diluted loss per common share – discontinued operations	—	—	3,096	2.11	70	0.05	3,935	2.61
Adjustments(a)	440	0.31	—	—	1,578	1.10	654	0.43
Tax effect on adjustment(b)	(109)	(0.08)	—	—	(89)	(0.06)	(208)	(0.14)
Tax adjustment(c)	(157)	(0.11)	1,828	1.24	(157)	(0.11)	1,828	1.22
EPS-diluted-adjusted	$2,677	$1.87	$1,941	$1.32	$7,312	$5.11	$7,494	$4.97
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP within the previous section for the details of the adjustments.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction to which the adjustment relates.

(c)
In the three and nine months ended September 30, 2018, this adjustment consists of a tax benefit related to U.S. tax reform. In the three and nine months ended September 30, 2017, these adjustments consist of a tax expense related to the establishment of a valuation allowance on deferred tax assets that will no longer be realizable as a result of the sale of the Opel/Vauxhall Business, partially offset by tax benefits related to tax settlements.

The following table reconciles our effective tax rate under U.S. GAAP to ETR-adjusted (dollars in millions):

	Three Months Ended						Nine Months Ended
	September 30, 2018			September 30, 2017			September 30, 2018			September 30, 2017
	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate
Effective tax rate	$2,630	$100	3.8%	$2,430	$2,316	95.3%	$7,091	$1,085	15.3%	$8,870	$3,637	41.0%
Adjustments(a)(b)	440	109		—	—		1,619	89		654	208
Tax adjustment(c)		157			(1,828)			157			(1,828)
ETR-adjusted	$3,070	$366	11.9%	$2,430	$488	20.1%	$8,710	$1,331	15.3%	$9,524	$2,017	21.2%
________

(a)
Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted within the previous section for details of the adjustments. Net income attributable to noncontrolling interests for these adjustments of $41 million are included in the nine months ended September 30, 2018.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction to which the adjustment relates.

(c)
Refer to the reconciliation of diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted within the previous section for adjustment details. We are assessing potential material tax benefits that may arise in the three months ending December 31, 2018 as a result of operational considerations and tax reform guidance.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

We define return on equity (ROE) as Net income (loss) attributable to stockholders for the trailing four quarters divided by average equity for the same period. Management uses average equity to provide comparable amounts in the calculation of ROE. The following table summarizes the calculation of ROE (dollars in billions):

	Four Quarters Ended
	September 30, 2018	September 30, 2017
Net income (loss) attributable to stockholders	$0.8	$3.1
Average equity(a)	$36.3	$44.5
ROE	2.3%	7.0%
________

(a)	Includes equity of noncontrolling interests where the corresponding earnings (loss) are included in EBIT-adjusted.

The following table summarizes the calculation of ROIC-adjusted (dollars in billions):

	Four Quarters Ended
	September 30, 2018	September 30, 2017
EBIT-adjusted(a)	$12.0	$12.4
Average equity(b)	$36.3	$44.5
Add: Average automotive debt and interest liabilities (excluding capital leases)	14.2	10.8
Add: Average automotive net pension & OPEB liability	19.1	21.2
Less: Average automotive and other net income tax asset	(22.5)	(31.7)
ROIC-adjusted average net assets	$47.1	$44.8
ROIC-adjusted	25.6%	27.6%
________

(a)	Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted within a previous section.

(b)	Includes equity of noncontrolling interests where the corresponding earnings (loss) are included in EBIT-adjusted.

The following table reconciles Net automotive cash provided by operating activities from continuing operations under U.S. GAAP to adjusted automotive free cash flow (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net automotive cash provided by operating activities – continuing operations	$2,515	$1,214	$5,438	$7,583
Less: Capital expenditures – continuing operations	(2,191)	(2,140)	(6,496)	(6,276)
Add: Adjustment for Korea restructuring	72	—	748	—
Adjusted automotive free cash flow – continuing operations	396	(926)	(310)	1,307
Net automotive cash provided by (used in) operating activities – discontinued operations	—	(116)	—	15
Less: capital expenditures – discontinued operations	—	(137)	—	(653)
Adjusted automotive free cash flow	$396	$(1,179)	$(310)	$669

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following tables summarize key financial information by segment (dollars in millions):

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Three Months Ended September 30, 2018
Net sales and revenue	$27,650	$4,582	$56		$32,288	$—	$3,518	$(15)	$35,791
Expenditures for property	$1,943	$249	$1	$(2)	$2,191	$3	$17	$—	$2,211
Depreciation and amortization	$1,251	$136	$12	$—	$1,399	$2	$1,904	$—	$3,305
Impairment charges	$—	$2	$6	$—	$8	$—	$—	$—	$8
Equity income(a)	$2	$484	$—	$—	$486	$—	$44	$—	$530

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Three Months Ended September 30, 2017
Net sales and revenue	$24,819	$5,576	$80		$30,475	$—	$3,161	$(13)	$33,623
Expenditures for property	$2,023	$115	$1	$1	$2,140	$8	$19	$—	$2,167
Depreciation and amortization	$1,210	$166	$11	$—	$1,387	$—	$1,743	$—	$3,130
Impairment charges	$10	$7	$—	$—	$17	$—	$—	$—	$17
Equity income(a)	$2	$457	$—	$—	$459	$—	$41	$—	$500

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2018
Net sales and revenue	$83,969	$14,188	$155		$98,312	$—	$10,417	$(79)	$108,650
Expenditures for property	$5,842	$640	$17	$(3)	$6,496	$15	$51	$—	$6,562
Depreciation and amortization	$3,474	$426	$36	$—	$3,936	$5	$5,560	$—	$9,501
Impairment charges	$53	$463	$6	$—	$522	$—	$—	$—	$522
Equity income(a)	$7	$1,667	$—	$—	$1,674	$—	$141	$—	$1,815

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2017
Net sales and revenue	$82,594	$16,226	$306		$99,126	$—	$8,899	$(152)	$107,873
Expenditures for property	$5,858	$412	$6	$—	$6,276	$11	$66	$—	$6,353
Depreciation and amortization	$3,499	$535	$22	$(1)	$4,055	$1	$4,757	$—	$8,813
Impairment charges	$59	$207	$5	$—	$271	$—	$—	$—	$271
Equity income(a)	$8	$1,448	$—	$—	$1,456	$—	$129	$—	$1,585
________

(a)
Includes Automotive China equity income of $485 million and $459 million in the three months ended September 30, 2018 and 2017 and $1.7 billion and $1.5 billion in the nine months ended September 30, 2018 and 2017.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Vehicle Sales

GM presents both wholesale and retail vehicle sales data to assist in the analysis of our revenue and our market share. GM does not currently export vehicles to Cuba, Iran, North Korea, Sudan, or Syria. Accordingly these countries are excluded from industry sales data and corresponding calculation of GM's market share.

Wholesale vehicle sales data, which represents sales directly to dealers and others, including sales to fleet customers, is the measure that correlates to GM's revenue from the sale of vehicles, which is the largest component of Automotive net sales and revenue. Wholesale vehicle sales exclude vehicles sold by joint ventures. In the nine months ended September 30, 2018, 35.4% of our wholesale vehicle sales volume was generated outside the U.S. The following table summarizes total wholesale vehicle sales of new vehicles by automotive segment (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
GMNA(a)	843	762	2,659	2,596
GMI(b)	289	321	836	939
Total	1,132	1,083	3,495	3,535

Discontinued operations	—	90	—	696

__________

(a)	Wholesale vehicle sales related to transactions with the European Business were insignificant for all periods presented.

(b)	Wholesale vehicle sales include 37 and 131 vehicles related to transactions with the European Business for the three and nine months ended September 30, 2017.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Retail vehicle sales data, which represents sales to end customers based upon the good faith estimates of management, including sales to fleet customers, does not correlate directly to the revenue GM recognizes during the period. However retail vehicle sales data is indicative of the underlying demand for GM vehicles. Market share information is based primarily on retail vehicle sales volume. In countries where retail vehicle sales data is not readily available, other data sources such as wholesale or forecast volumes are used to estimate retail vehicle sales to end customers.

Retail vehicle sales data includes all sales by joint ventures on a total vehicle basis, not based on the percentage of ownership in the joint venture. Certain joint venture agreements in China allow for the contractual right to report vehicle sales of non-GM trademarked vehicles by those joint ventures. Retail vehicle sales data includes vehicles used by dealers under courtesy transportation programs. Certain fleet sales that are accounted for as operating leases are included in retail vehicle sales at the time of delivery to daily rental car companies. The following table summarizes total retail sales, or estimated sales where retail sales volume is not available, by geographic region (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
United States
Chevrolet – Cars	118	159	365	471
Chevrolet – Trucks	231	246	715	665
Chevrolet – Crossovers	136	142	424	380
Cadillac	37	42	113	114
Buick	46	50	156	160
GMC	127	142	396	406
Total United States	695	781	2,169	2,196
Canada, Mexico and Other	139	144	404	423
Total North America(a)	834	925	2,573	2,619
Asia/Pacific, Middle East and Africa
Chevrolet	224	243	672	671
Wuling	235	237	776	801
Buick	252	311	754	836
Baojun	189	249	632	640
Cadillac	48	46	155	131
Other	20	45	70	137
Total Asia/Pacific, Middle East and Africa(a)(b)	968	1,131	3,059	3,216
South America(a)(c)	174	180	506	488
Total in GM markets	1,976	2,236	6,138	6,323
Total Europe	1	83	3	684
Total Worldwide	1,977	2,319	6,141	7,007
_______

(a)	Sales of Opel/Vauxhall outside of Europe were insignificant in the three and nine months ended September 30, 2018 and 2017.

(b)	Includes Industry and GM sales in India and South Africa. As of December 31, 2017 we have ceased sales of Chevrolet for the domestic markets in India and South Africa.

(c)	Primarily Chevrolet.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The vehicle sales at GM's China joint ventures presented in the following table are included in GM's retail vehicle sales on the preceding page (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
SAIC General Motors Sales Co., Ltd.	416	497	1,284	1,307
SAIC GM Wuling Automobile Co., Ltd. and FAW-GM Light Duty Commercial Vehicle Co., Ltd.	420	485	1,396	1,441

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Market Share
United States – Cars	10.6%	11.4%	10.6%	11.5%
United States – Trucks	24.1%	27.2%	25.1%	25.6%
United States – Crossovers	13.3%	15.4%	14.4%	15.0%
Total United States	15.8%	17.3%	16.4%	16.7%
Total North America	15.5%	16.7%	16.0%	16.3%
Total Asia/Pacific, Middle East and Africa	8.2%	9.2%	8.5%	9.1%
Total South America	15.2%	16.1%	15.1%	15.9%
Total GM Market	10.8%	11.8%	11.1%	11.6%
Total Europe	—%	1.9%	—%	4.7%
Total Worldwide	8.6%	10.0%	8.7%	10.2%

United States fleet sales as a percentage of retail vehicle sales	20.5%	17.4%	21.9%	19.0%

North America capacity two shift utilization	92.9%	86.2%	98.2%	98.6%

General Motors Company and Subsidiaries

Combining Income Statement Information
(In millions) (Unaudited)

	Three Months Ended September 30, 2018					Three Months Ended September 30, 2017
	Automotive	GM Cruise	GM Financial	Eliminations	Combined	Automotive	GM Cruise	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$32,288	$—	$—	$(12)	$32,276	$30,475	$—	$—	$(9)	$30,466
GM Financial	—	—	3,518	(3)	3,515	—	—	3,161	(4)	3,157
Total net sales and revenue	32,288	—	3,518	(15)	35,791	30,475	—	3,161	(13)	33,623
Costs and expenses
Automotive and other cost of sales	28,337	209	—	(13)	28,533	26,704	159	—	(11)	26,852
GM Financial interest, operating and other expenses	—	—	3,064	—	3,064	—	—	2,892	—	2,892
Automotive and other selling, general and administrative expense	2,579	5	—	—	2,584	2,297	6	—	—	2,303
Total costs and expenses	30,916	214	3,064	(13)	34,181	29,001	165	2,892	(11)	32,047
Operating income (loss)	1,372	(214)	454	(2)	1,610	1,474	(165)	269	(2)	1,576
Automotive interest expense	162	—	—	(1)	161	153	—	—	(2)	151
Interest income and other non-operating income, net	641	9	—	1	651	505	—	—	—	505
Equity income	486	—	44	—	530	459	—	41	—	500
Income (loss) before income taxes	$2,337	$(205)	$498	$—	2,630	$2,285	$(165)	$310	$—	2,430
Income tax expense					100					2,316
Income from continuing operations					2,530					114
Loss from discontinued operations, net of tax					—					3,096
Net income (loss)					2,530					(2,982)
Net loss attributable to noncontrolling interests					4					1
Net income (loss) attributable to stockholders					$2,534					$(2,981)

Net income (loss) attributable to common stockholders					$2,503					$(2,983)

	Nine Months Ended September 30, 2018					Nine Months Ended September 30, 2017
	Automotive	GM Cruise	GM Financial	Eliminations	Combined	Automotive	GM Cruise	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$98,312	$—	$—	$(70)	$98,242	$99,126	$—	$—	$(143)	$98,983
GM Financial	—	—	10,417	(9)	10,408	—	—	8,899	(9)	8,890
Total net sales and revenue	98,312	—	10,417	(79)	108,650	99,126	—	8,899	(152)	107,873
Costs and expenses
Automotive and other cost of sales	88,346	514	—	(72)	88,788	85,856	439	—	(147)	86,148
GM Financial interest, operating and other expenses	—	—	9,081	(7)	9,074	—	—	8,133	—	8,133
Automotive and other selling, general and administrative expense	7,152	20	—	—	7,172	7,120	16	—	—	7,136
Total costs and expenses	95,498	534	9,081	(79)	105,034	92,976	455	8,133	(147)	101,417
Operating income (loss)	2,814	(534)	1,336	—	3,616	6,150	(455)	766	(5)	6,456
Automotive interest expense	475	1	—	(6)	470	435	—	—	(5)	430
Interest income and other non-operating income, net	2,121	9	—	—	2,130	1,259	—	—	—	1,259
Equity income	1,674	—	141	—	1,815	1,456	—	129	—	1,585
Income (loss) before income taxes	$6,134	$(526)	$1,477	$6	7,091	$8,430	$(455)	$895	$—	8,870
Income tax expense					1,085					3,637
Income from continuing operations					6,006					5,233
Loss from discontinued operations, net of tax					70					3,935
Net income					5,936					1,298
Net (income) loss attributable to noncontrolling interests					34					(11)
Net income attributable to stockholders					$5,970					$1,287

Net income attributable to common stockholders					$5,910					$1,285

General Motors Company and Subsidiaries

Basic and Diluted Earnings per Share
(Unaudited)

The following table summarizes basic and diluted earnings (loss) per share (in millions, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Basic earnings per share
Income from continuing operations(a)	$2,534	$115	$6,040	$5,222
Less: cumulative dividends on subsidiary preferred stock	(31)	(2)	(60)	(2)
Income from continuing operations attributable to common stockholders	2,503	113	5,980	5,220
Loss from discontinued operations, net of tax	—	3,096	70	3,935
Net income (loss) attributable to common stockholders	$2,503	$(2,983)	$5,910	$1,285

Weighted-average common shares outstanding	1,412	1,445	1,410	1,483

Basic earnings per common share – continuing operations	$1.77	$0.08	$4.24	$3.52
Basic loss per common share – discontinued operations	$—	$2.14	$0.05	$2.65
Basic earnings (loss) per common share	$1.77	$(2.06)	$4.19	$0.87
Diluted earnings per share
Income from continuing operations attributable to common stockholders – diluted(a)	$2,503	$113	$5,980	$5,220
Loss from discontinued operations, net of tax – diluted	$—	$3,096	$70	$3,935
Net income (loss) attributable to common stockholders – diluted	$2,503	$(2,983)	$5,910	$1,285

Weighted-average common shares outstanding – diluted	1,431	1,472	1,431	1,507

Diluted earnings per common share – continuing operations	$1.75	$0.08	$4.18	$3.46
Diluted loss per common share – discontinued operations	$—	$2.11	$0.05	$2.61
Diluted earnings (loss) per common share	$1.75	$(2.03)	$4.13	$0.85
Potentially dilutive securities(b)	4	6	4	6
__________

(a)	Net of Net (income) loss attributable to noncontrolling interests.

(b)
Potentially dilutive securities attributable to outstanding stock options and Restricted Stock Units were excluded from the computation of diluted EPS because the securities would have had an antidilutive effect.

General Motors Company and Subsidiaries

Combining Balance Sheet Information
(In millions, except per share amounts) (Unaudited)

	September 30, 2018					December 31, 2017
	Automotive	GM Cruise	GM Financial	Reclassifications/Eliminations	Combined	Automotive	GM Cruise	GM Financial	Reclassifications/Eliminations	Combined
ASSETS
Current Assets
Cash and cash equivalents	$12,066	$1,823	$4,546	$—	$18,435	$11,224	$23	$4,265	$—	$15,512
Marketable securities	5,916	—	—	—	5,916	8,313	—	—	—	8,313
Accounts and notes receivable, net(a)	9,566	5	1,655	(850)	10,376	7,759	—	806	(401)	8,164
GM Financial receivables, net(b)	—	—	23,933	(501)	23,432	—	—	20,901	(380)	20,521
Inventories	11,334	—	—	—	11,334	10,663	—	—	—	10,663
Equipment on operating leases, net	474	—	—	—	474	1,106	—	—	—	1,106
Other current assets	1,595	5	3,279	2	4,881	1,394	2	3,069	—	4,465
Total current assets	40,951	1,833	33,413	(1,349)	74,848	40,459	25	29,041	(781)	68,744
Non-current Assets
GM Financial receivables, net(b)	—	—	24,147	(61)	24,086	—	—	21,271	(63)	21,208
Equity in net assets of nonconsolidated affiliates	7,847	—	1,308	—	9,155	7,886	—	1,187	—	9,073
Property, net	38,352	45	258	—	38,655	35,960	34	259	—	36,253
Goodwill and intangible assets, net	3,615	679	1,357	—	5,651	3,803	679	1,367	—	5,849
Equipment on operating leases, net	—	—	44,128	—	44,128	—	—	42,882	—	42,882
Deferred income taxes	23,100	10	132	—	23,242	23,301	(72)	315	—	23,544
Other assets	5,031	—	915	—	5,946	4,000	—	929	—	4,929
Total non-current assets	77,945	734	72,245	(61)	150,863	74,950	641	68,210	(63)	143,738
Total Assets	$118,896	$2,567	$105,658	$(1,410)	$225,711	$115,409	$666	$97,251	$(844)	$212,482
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (principally trade)(a)	$25,329	$37	$629	$(848)	$25,147	$23,692	$4	$634	$(401)	$23,929
Short-term debt and current portion of long-term debt
Automotive(b)	3,416	—	—	(501)	2,915	2,895	—	—	(380)	2,515
GM Financial	—	—	27,950	—	27,950	—	—	24,450	—	24,450
Accrued liabilities	23,915	23	4,166	—	28,104	22,518	26	3,452	—	25,996
Total current liabilities	52,660	60	32,745	(1,349)	84,116	49,105	30	28,536	(781)	76,890
Non-current Liabilities
Long-term debt
Automotive(b)	13,109	—	—	(61)	13,048	11,050	—	—	(63)	10,987
GM Financial	—	—	58,427	—	58,427	—	—	56,267	—	56,267
Postretirement benefits other than pensions	5,832	—	—	—	5,832	5,998	—	—	—	5,998
Pensions	11,116	—	3	—	11,119	13,743	—	3	—	13,746
Other liabilities	10,041	23	2,197	—	12,261	10,682	7	1,705	—	12,394
Total non-current liabilities	40,098	23	60,627	(61)	100,687	41,473	7	57,975	(63)	99,392
Total Liabilities	92,758	83	93,372	(1,410)	184,803	90,578	37	86,511	(844)	176,282
Commitments and contingencies
Equity
Common stock, $0.01 par value	14	—	—	—	14	14	—	—	—	14
Preferred stock, $0.01 par value	—	—	—	—	—	—	—	—	—	—
Additional paid-in capital(c)	25,503	—	1,418	(1,418)	25,503	25,371	—	985	(985)	25,371
Retained earnings	7,451	1,600	11,814	—	20,865	6,499	629	10,499	—	17,627
Accumulated other comprehensive loss	(7,375)	—	(946)	—	(8,321)	(7,267)	—	(744)	—	(8,011)
Total stockholders’ equity	25,593	1,600	12,286	(1,418)	38,061	24,617	629	10,740	(985)	35,001
Noncontrolling interests(c)	545	884	—	1,418	2,847	214	—	—	985	1,199
Total Equity	26,138	2,484	12,286	—	40,908	24,831	629	10,740	—	36,200
Total Liabilities and Equity	$118,896	$2,567	$105,658	$(1,410)	$225,711	$115,409	$666	$97,251	$(844)	$212,482
_________

(a)
Eliminations include GM Financial accounts receivable of $738 million offset by Automotive accounts payable and Automotive accounts receivable of $92 million offset by GM Financial accounts payable at September 30, 2018 and GM Financial accounts receivable of $309 million offset by Automotive accounts payable and Automotive accounts receivable of $92 million offset by GM Financial accounts payable at December 31, 2017.

(b)	Eliminations include GM Financial loan receivable of $562 million and $443 million offset by an Automotive loan payable at September 30, 2018 and December 31, 2017.

(c)	Reclassification of GM Financial Cumulative Perpetual Preferred Stock, Series A and B. The preferred stock is classified as noncontrolling interests in our condensed consolidated balance sheet.

General Motors Company and Subsidiaries

Combining Cash Flow Information
(In millions) (Unaudited)

	Nine Months Ended September 30, 2018					Nine Months Ended September 30, 2017
	Automotive	GM Cruise	GM Financial	Reclassification/Eliminations	Combined	Automotive	GM Cruise	GM Financial	Reclassification/Eliminations	Combined
Cash flows from operating activities
Income (loss) from continuing operations	$5,203	$(444)	$1,241	$6	$6,006	$5,071	$(476)	$638	$—	$5,233
Depreciation and impairment of Equipment on operating leases, net	124	—	5,509	—	5,633	225	—	4,722	—	4,947
Depreciation, amortization and impairment charges on Property, net	4,334	5	51	—	4,390	4,101	1	35	—	4,137
Foreign currency remeasurement and transaction (gains) losses	271	—	9	—	280	(21)	—	9	—	(12)
Undistributed earnings of nonconsolidated affiliates, net	326	—	(141)	—	185	499	—	(129)	—	370
Pension contributions and OPEB payments	(1,750)	—	—	—	(1,750)	(1,109)	—	—	—	(1,109)
Pension and OPEB income, net	(941)	—	1	—	(940)	(646)	—	—	—	(646)
Provision for deferred taxes	598	(83)	165	—	680	3,274	21	222	—	3,517
Change in other operating assets and liabilities(a)(b)	(2,727)	94	(1,527)	(1,098)	(5,258)	(3,811)	136	(702)	(1,684)	(6,061)
Net cash provided by (used in) operating activities – continuing operations	5,438	(428)	5,308	(1,092)	9,226	7,583	(318)	4,795	(1,684)	10,376
Net cash provided by operating activities – discontinued operations	—	—	—	—	—	15	—	243	(194)	64
Net cash provided by (used in) operating activities	5,438	(428)	5,308	(1,092)	9,226	7,598	(318)	5,038	(1,878)	10,440
Cash flows from investing activities
Expenditures for property	(6,496)	(15)	(51)	—	(6,562)	(6,276)	(11)	(66)	—	(6,353)
Available-for-sale marketable securities, acquisitions	(2,313)	—	—	—	(2,313)	(4,499)	—	—	—	(4,499)
Available-for-sale marketable securities, liquidations	4,637	—	—	—	4,637	7,901	—	—	—	7,901
Purchases of finance receivables, net(a)(b)	—	—	(18,680)	1,383	(17,297)	—	—	(16,824)	1,690	(15,134)
Principal collections and recoveries on finance receivables(b)	—	—	12,010	(234)	11,776	—	—	9,410	(47)	9,363
Purchases of leased vehicles, net	—	—	(13,051)	—	(13,051)	—	—	(14,809)	—	(14,809)
Proceeds from termination of leased vehicles	—	—	8,094	—	8,094	—	—	4,649	—	4,649
Other investing activities(c)	(1,349)	—	(49)	1,373	(25)	(298)	—	1	390	93
Net cash used in investing activities – continuing operations	(5,521)	(15)	(11,727)	2,522	(14,741)	(3,172)	(11)	(17,639)	2,033	(18,789)
Net cash provided by (used in) investing activities – discontinued operations	166	—	—	—	166	(3,613)	—	(468)	109	(3,972)
Net cash used in investing activities	(5,355)	(15)	(11,727)	2,522	(14,575)	(6,785)	(11)	(18,107)	2,142	(22,761)
Cash flows from financing activities
Net increase (decrease) in short-term debt	132	—	1,563	—	1,695	(69)	—	(305)	—	(374)
Proceeds from issuance of debt (original maturities greater than three months)(c)	4,708	275	28,093	(275)	32,801	3,691	390	39,357	(390)	43,048
Payments on debt (original maturities greater than three months)	(2,208)	—	(23,133)	(67)	(25,408)	(754)	—	(25,280)	—	(26,034)
Payments to purchase common stock	(100)	—	—	—	(100)	(2,994)	—	—	—	(2,994)
Proceeds from issuance of preferred stock(c)	361	2,000	492	(1,100)	1,753	—	—	985	—	985
Dividends paid	(1,615)	(16)	(59)	—	(1,690)	(1,701)	—	—	—	(1,701)
Other financing activities	(317)	(16)	(118)	12	(439)	(149)	(36)	(131)	45	(271)
Net cash provided by (used in) financing activities – continuing operations	961	2,243	6,838	(1,430)	8,612	(1,976)	354	14,626	(345)	12,659
Net cash provided by (used in) financing activities – discontinued operations	—	—	—	—	—	(124)	—	63	81	20
Net cash provided by (used in) financing activities	961	2,243	6,838	(1,430)	8,612	(2,100)	354	14,689	(264)	12,679
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(197)	—	(56)	—	(253)	250	—	112	—	362
Net increase (decrease) in cash, cash equivalents and restricted cash	847	1,800	363	—	3,010	(1,037)	25	1,732	—	720
Cash, cash equivalents and restricted cash at beginning of period	11,258	23	6,567	—	17,848	9,857	1	5,302	—	15,160
Cash, cash equivalents and restricted cash at end of period	$12,105	$1,823	$6,930	$—	$20,858	$8,820	$26	$7,034	$—	$15,880
Cash, cash equivalents and restricted cash – continuing operations at end of period	$12,105	$1,823	$6,930	$—	$20,858	$8,820	$26	$6,469	$—	$15,315
Cash, cash equivalents and restricted cash – discontinued operations at end of period	$—	$—	$—	$—	$—	$—	$—	$565	$—	$565
_________

(a)
Reclassifications of $965 million and $1,445 million in the nine months ended September 30, 2018 and 2017 for purchases/collections of wholesale finance receivables resulting from vehicles sold by GM to dealers that have arranged their inventory floor plan financing through GM Financial.

(b)
Eliminations include $418 million and $245 million in Purchases of finance receivables, net in the nine months ended September 30, 2018 and 2017, and $234 million and $47 million in Principal collections and recoveries on finance receivables in the nine months ended September 30, 2018 and 2017 primarily related to the re-timing of cash receipts and payments between Automotive and GM Financial.

(c)
Eliminations include $1,375 million and $390 million in the nine months ended September 30, 2018 and 2017 for Automotive cash injections in GM Cruise, inclusive of the $1.1 billion investment in GM Cruise Preferred Shares in the nine months ended September 30, 2018.